Exhibit 99.1

MedAssets Reports First Quarter 2013 Financial Results

ATLANTA--(BUSINESS WIRE)--May 1, 2013--MedAssets, Inc. (NASDAQ: MDAS) today announced results for its first quarter ended March 31, 2013. First quarter results are summarized in the table below:

($ in millions, except per share)	1Q’13	1Q’12	% Change
Net Revenue:
Spend and Clinical Resource Mgmt (SCM)	$109.5	$93.3	17.4%
Revenue Cycle Management (RCM)	63.3	56.6	11.8
Total Net Revenue	172.8	149.9	15.3%
Net income (loss)	7.7	(0.2)	nm
Earnings (loss) per share (EPS) – diluted	0.13	(0.00)	nm
Non-GAAP adjusted EBITDA	61.6	46.4	32.8%
Non-GAAP adjusted EPS - diluted	$0.41	$0.24	70.8
Weighted average shares - diluted [a]	60.4	57.0	5.9%
(a)	Given the Company’s net loss for the three months ended March 31, 2012, basic and fully diluted weighted average shares are the same for EPS and non-GAAP adjusted EPS in that period.

Net Revenue

Total net revenue for the first quarter of 2013 increased 15.3% to $172.8 million from $149.9 million for the first quarter of 2012. Net revenue in the SCM segment increased 17.4% to $109.5 million from net revenue of $93.3 million for the first quarter of 2012, due primarily to a better-than-expected, year-over-year increase in performance-related fees, and group purchasing net administrative fee growth. Net revenue in the RCM segment increased 11.8% to $63.3 million from $56.6 million for the first quarter of 2012 as services-related revenue increased 20.8% while technology-related revenue grew 8.2%.

Non-GAAP Adjusted EBITDA

Total non-GAAP adjusted EBITDA was $61.6 million, or 35.7% of total net revenue, for the first quarter of 2013, a 32.8% increase from total non-GAAP adjusted EBITDA of $46.4 million, or 31.0% of total net revenue, for the first quarter of 2012. This growth was due to a year-over-year increase in performance-related fees as well as operating leverage from group purchasing net administrative fees and fully-ramped RCM Services clients.

Net Income and Non-GAAP Adjusted Earnings Per Share (EPS)

The Company reported net income for the first quarter of 2013 of $7.7 million, or $0.13 per share, compared to a net loss of $0.2 million, or a loss of $0.00 per share, for the first quarter of 2012.

Non-GAAP adjusted EPS (defined as EPS excluding non-cash acquisition-related intangible amortization and depreciation, non-cash share-based compensation, certain acquisition and integration-related expenses and non-recurring items on a tax-adjusted basis) increased 70.8% to $0.41 per share for the first quarter of 2013, versus non-GAAP adjusted EPS of $0.24 per share for the first quarter of 2012.

Cash Flow and Capital Resources

For the first quarter of 2013, cash provided by operating activities was $17.5 million versus $18.8 million in the same period of 2012. Non-GAAP free cash flow (defined as cash provided by operating activities less purchases of property, equipment and software and capitalized software development costs) increased 89.7% to $8.5 million versus $4.5 million for the first quarter of 2012. The Company prepaid $15.0 million of its Term Loan B in the first quarter of 2013 along with its scheduled principal payments. Its balance sheet at March 31, 2013 included $857.6 million in total bank and bond debt, net of cash and cash equivalents. Total net debt equates to leverage of approximately 3.9 times non-GAAP adjusted EBITDA for the trailing twelve-month period.

Non-GAAP Contracted Revenue

At March 31, 2013, MedAssets rolling 12-month non-GAAP contracted revenue estimate was $601.7 million (SCM segment - $374.0 million; RCM segment - $227.7 million), a year-over-year increase of 3.9%. Non-GAAP contracted revenue is the Company’s estimate of contractually committed revenue to be generated under existing client contracts in the forward 12-month period.

2013 Financial Guidance

MedAssets confirmed its full-year 2013 financial guidance, as follows:

($ in millions, except per share)	FY 2013	Y-Y % change
Net Revenue:
SCM segment	$414.0 - 422.0	5.2 - 7.2%
RCM segment	255.0 - 263.0	3.4 - 6.7
Total Net Revenue	670.0 - 684.0	4.7 - 6.9
Non-GAAP adjusted EBITDA	215.0 - 225.0	3.7 - 8.5%
GAAP EPS – diluted	0.32 - 0.42	nm
Non-GAAP adjusted EPS – diluted	$1.22 - 1.32	8.0-16.8%

Conference Call Information
Time/Date:	5:00 p.m. ET today, Wednesday, May 1, 2013
Phone:	855-410-0553 (or 646-583-7389 for international/local callers), PIN code 466302
Webcast:	http://ir.medassets.com, “Events & Presentations” page; Archive will be available for at least 30 days
Replay:	Call 877-764-8714 or 646-583-7395 (PIN code 337482)

Note: The live webcast will include a slide presentation, a copy of which is available on http://ir.medassets.com in the “Events & Presentations” section in conjunction with today’s event.

About MedAssets

MedAssets (NASDAQ: MDAS) partners with healthcare providers to improve their financial strength by implementing revenue cycle, spend and clinical resource management solutions that help capture revenue, control cost, improve margins and cash flow, increase regulatory compliance, and optimize operational efficiency. MedAssets serves more than 4,200 hospitals and 122,000 non-acute healthcare providers. The company currently manages more than $50 billion in supply spend and touches over $365 billion in gross patient revenue annually through its revenue cycle solutions. For more information, go to www.medassets.com.

Use of Non-GAAP Financial Information

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its consolidated financial statements presented on a GAAP basis herein with the following non-GAAP financial information: gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; adjusted net income; diluted adjusted EPS; free cash flow; and contracted revenue. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, where possible, are included in the accompanying financial schedules. Also, see "Use of Non-GAAP Financial Measures" following the financial schedules for more information.

Safe Harbor Statement

This Press Release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, and include the intent, belief or current expectations of the Company and its management team with respect to the Company’s future business operations that include, but are not limited to: 2013 financial guidance, revenue growth and other financial projections and forecasts; and the Company’s ability to successfully integrate and capitalize on synergies associated with acquisitions. Any forward-looking statements are not guarantees of future performance, involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to: failure to realize improvements in performance, efficiency and profitability; failure to complete anticipated sales under negotiations; failure to successfully implement revenue backlog; lack of revenue growth; customer losses; and adverse developments with respect to the operation or performance of the Company’s business units or the market price of its common stock. Additional factors that could cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company’s Risk Factor disclosures in its Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission and available at http://ir.medassets.com. The Company disclaims any responsibility to update any forward-looking statements.

mdas/F

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

In 000s, except per share data	Three Months Ended
	March 31,
	2013	2012	% Change
Revenue:
Administrative fees, net	$76,519	$65,416	17.0%
Other service fees	96,318	84,474	14.0%

Total net revenue	172,837	149,890	15.3%

Operating expenses:
Cost of revenue	34,268	31,283	9.5%
Product development expenses	8,501	6,922	22.8%
Selling and marketing expenses	13,742	14,548	-5.5%
General and administrative expenses	58,620	53,836	8.9%
Acquisition and integration-related expenses	8,030	1,249	542.9%
Depreciation	9,177	6,414	43.1%
Amortization of intangibles	16,501	18,930	-12.8%

Total operating expenses	148,839	133,182	11.8%

Operating income	23,998	16,708	43.6%
Other income (expense):
Interest expense	(11,349)	(17,179)	-33.9%
Other income	41	107	nm

Income (loss) before income taxes	12,690	(364)	nm
Income tax expense (benefit)	4,986	(125)	nm

Net income (loss)	7,704	(239)	nm

Basic net income (loss) per share	0.13	(0.00)	nm

Diluted net income (loss) per share	$0.13	$(0.00)	nm

Weighted average shares — basic	59,006	57,029
Weighted average shares — diluted	60,404	57,029	5.9%

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31,	December 31,
In 000s, except share and per share amounts	2013	2012

ASSETS
Current assets
Cash and cash equivalents	$8,532	$13,734
Accounts receivable, net of allowances of $2,685 and $3,046 as of March 31, 2013 and December 31, 2012, respectively	93,660	96,346
Deferred tax asset, current	10,795	11,126
Prepaid expenses and other current assets	25,589	21,791

Total current assets	138,576	142,997

Property and equipment, net	141,369	134,361
Other long term assets
Goodwill	1,027,847	1,027,847
Intangible assets, net	313,662	330,163
Other	41,846	42,869
Other long term assets	1,383,355	1,400,879

Total assets	$1,663,300	$1,678,237

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$19,144	$25,487
Accrued revenue share obligation and rebates	72,878	74,274
Accrued payroll and benefits	17,143	40,085
Other accrued expenses	21,801	14,145
Current portion of deferred revenue	52,329	55,756
Current portion of notes payable	15,500	15,500
Current portion of finance obligation	238	233

Total current liabilities	199,033	225,480

Notes payable, less current portion	525,625	544,500
Bonds payable	325,000	325,000
Finance obligation, less current portion	8,982	9,046
Deferred revenue, less current portion	15,537	14,393
Deferred tax liability	124,720	125,394
Other long term liabilities	15,368	801

Total liabilities	1,214,265	1,244,614

Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized; 60,901,000 and 59,324,000 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	609	593
Additional paid in capital	696,123	688,431
Accumulated deficit	(247,697)	(255,401)

Total stockholders’ equity	449,035	433,623

Total liabilities and stockholders’ equity	$1,663,300	$1,678,237

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended
In 000s	March 31,	March 31,
	2013	2012

Operating activities:
Net income (loss)	$7,704	$(239)

Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Bad debt expense	-	150
Depreciation	9,775	6,824
Amortization of intangibles	16,501	19,069
Impairment of assets	2,015	-
Loss on sale of assets	46	-
Non-cash stock compensation expense	3,411	2,559
Excess tax benefit from exercise of equity awards	(2,612)	(269)
Amortization of debt issuance costs	953	1,905
Noncash interest expense, net	120	145
Deferred income tax benefit	(474)	36

Changes in assets and liabilities	(19,956)	(11,362)

Cash provided by operating activities	17,483	18,818

Investing activities:
Purchases of property, equipment, and software	(686)	(5,295)
Capitalized software development costs	(8,292)	(9,040)

Cash used in investing activities	(8,978)	(14,335)

Financing activities:
Borrowings from revolving credit facility	-	55,000
Repayment of notes payable	(18,875)	(1,587)
Repayment of finance obligations	(169)	(169)
Payment of deferred purchase consideration	-	(120,136)
Excess tax benefit from exercise of equity awards	2,612	269
Issuance of common stock, net of offering costs	2,725	1,283
Purchase of treasury shares	-	(600)

Cash used in financing activities	(13,707)	(65,940)

Net decrease in cash and cash equivalents	(5,202)	(61,457)
Cash and cash equivalents, beginning of period	13,734	62,947

Cash and cash equivalents, end of period	$8,532	$1,490

SUPPLEMENTAL REVENUE REPORTING
RECONCILIATION OF GROSS FEES (A NON-GAAP MEASURE) TO NET REVENUE
(UNAUDITED)

In 000s	Three Months Ended March 31,
	2013		2012		% Change
Non-GAAP gross administrative fees	$120,636		$104,504		15.4%
Other service fees	96,318		84,474		14.0%
Non-GAAP gross fees	216,954	RSO %	188,978	RSO %	14.8%
Non-GAAP revenue share obligation (RSO)	(44,117)	36.6%	(39,088)	37.4%	12.9%
Net revenue	$172,837		$149,890		15.3%

SUPPLEMENTAL SEGMENT REPORTING
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended March 31,
	2013		2012		% Change
Net revenue
Spend and Clinical Resource Management (SCM)	$109,508		$93,265		17.4%
Revenue Cycle Management (RCM)	63,329		56,625		11.8%
Total net revenue	172,837		149,890		15.3%

Non-GAAP Adjusted EBITDA		% margin		% margin
SCM	$53,712	49.0%	$41,948	45.0%	28.0%
RCM	14,690	23.2%	11,618	20.5%	26.4%
Corporate	(6,756)		(7,160)		-5.6%
Total non-GAAP Adjusted EBITDA	61,646	35.7%	46,406	31.0%	32.8%

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL REPORTING OF ADJUSTED EBITDA
RECONCILIATION OF SELECTED NON-GAAP MEASURES
TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended March 31,
	2013	2012

Net income (loss)	$7,704	$(239)

Depreciation	9,177	6,414
Depreciation (included in cost of revenue)	598	410
Amortization of intangibles	16,501	18,930
Amortization of intangibles (included in cost of revenue)	-	139
Interest expense, net	11,349	17,179
Income tax expense (benefit)	4,986	(125)

Non-GAAP EBITDA	$50,315	$42,708

Share-based compensation	3,411	2,559
Rental income from capitalized building lease	(110)	(110)
Acquisition and integration-related expenses	8,030	1,249

Non-GAAP Adjusted EBITDA	$61,646	$46,406

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL NET INCOME AND EARNINGS PER SHARE REPORTING
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

	Three Months Ended March 31,
In 000s, except per share data	2013	2012

Net income (loss)	$7,704	$(239)

Pre-tax non-cash, acquisition-related intangible amortization and depreciation	16,975	19,542
Pre-tax non-cash, share-based compensation	3,411	2,559
Pre-tax acquisition and integration-related expenses	8,030	1,249
Tax effect on pre-tax adjustments [b]	(11,366)	(9,340)

Non-GAAP adjusted net income	$24,754	$13,771

Income (loss) Per Share (EPS) - diluted	$0.13	$(0.00)

Pre-tax non-cash, acquisition-related intangible amortization and depreciation	0.28	0.34
Pre-tax non-cash, share-based compensation	0.06	0.04
Pre-tax acquisition and integration-related expenses	0.13	0.02
Tax effect on pre-tax adjustments [b]	(0.19)	(0.16)

Non-GAAP adjusted EPS - diluted	$0.41	$0.24

Weighted average shares - diluted (in 000s) [c]	60,404	57,029
(b) The Company used a tax rate of 40.0% for the three months ended March 31, 2013 and 2012 to calculate the tax effect of each adjustment since it believes 40.0% will be the Company's normalized long-term tax rate.

(c) Given the Company’s net loss for the three months ended March 31, 2012, basic and fully diluted weighted average shares are the same for EPS and non-GAAP adjusted EPS.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL 2013 ADJUSTED EBITDA GUIDANCE
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
	Guidance Range for
	Twelve Months Ending
In 000s	December 31, 2013
	(Low)	(High)

Net Income	$19,600	$25,600

Depreciation	40,700	40,700
Depreciation (included in cost of revenue)	2,200	2,200
Amortization of intangibles, acquisition-related	62,700	62,700
Interest expense, net	50,900	50,900
Income tax expense	13,000	17,000

Non-GAAP EBITDA	189,100	199,100

Share-based compensation	16,300	16,300
Acquisition and integration-related expenses	10,000	10,000
Rental income from capitalized building lease	(400)	(400)

Non-GAAP adjusted EBITDA	$215,000	$225,000

SUPPLEMENTAL 2013 EARNINGS PER SHARE GUIDANCE
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
	Guidance Range for
	Twelve Months Ending
In 000s, except per share data	December 31, 2013
	(Low)	(High)

Net Income	$19,600	$25,600

EPS - diluted	0.32	0.42

Pre-tax non-cash, acquisition-related intangible amortization and depreciation	1.07	1.07
Pre-tax non-cash, share-based compensation	0.27	0.27
Pre-tax acquisition and integration-related expenses	0.17	0.17

Tax effect on pre-tax adjustments [d]	(0.60)	(0.60)

Non-GAAP adjusted EPS - diluted [e]	$1.22	$1.32

Fully diluted weighted average shares outstanding	60,500	60,500
(d) The Company used a tax rate of 40.0% for the three months ended March 31, 2013 to calculate the tax effect of each adjustment since it believes 40.0% will be the Company's normalized long-term tax rate.

(e) Column amounts may not add to total due to rounding.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL NON-GAAP CONTRACTED REVENUE ESTIMATES
(UNAUDITED)

In Millions	3.31.12	6.30.12	9.30.12	12.31.12	3.31.13

SCM segment	$356.5	$373.1	$370.6	$364.7	$374.0
RCM segment	222.7	230.3	232.8	236.0	227.7
Total	$579.2	$603.4	$603.4	$600.7	$601.7

SUPPLEMENTAL REPORTING OF SHARE-BASED COMPENSATION
EXPENSE INCLUDED IN OPERATING EXPENSES
(UNAUDITED)

In 000s	Three Months Ended
	March 31,
	2013	2012
Amount of share-based compensation included in:
Cost of revenue	$713	$501
Product development expense	118	93
Selling & marketing expense	379	458
General & administrative expense	2,201	1,507

Total	$3,411	$2,559

SUPPLEMENTAL REPORTING OF FREE CASH FLOW
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended
	March 31,
	2013	2012

Cash provided by operating activities	$17,483	$18,818
Purchases of property, equipment and software	(686)	(5,295)
Capitalized software development costs	(8,292)	(9,040)

Non-GAAP free cash flow	$8,505	$4,483
See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

Use of Non-GAAP Financial Measures
In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with the following non-GAAP financial information: gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; adjusted net income; diluted adjusted EPS; free cash flow; and contracted revenue.

These non-GAAP financial measures may have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company compensates for such limitations by relying primarily on the Company’s GAAP results and using non-GAAP financial measures only supplementally. Where possible, the Company provides reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. Investors are encouraged to carefully review those reconciliations. In addition, because these non-GAAP measures are not measures of financial performance under GAAP and are susceptible to varying calculations, these measures, as defined by the Company, may differ from and may not be comparable to similarly titled measures used by other companies.

Gross fees include gross administrative fees the Company receives pursuant to its vendor contracts and all other fees the Company receives from clients. The Company's revenue share obligation represents the portion of the gross administrative fees the Company is contractually obligated to share with certain of its GPO clients. Net administrative fees (a GAAP measure) are the Company's gross administrative fees net of its revenue share obligation. Total net revenue (a GAAP measure) reflects the Company's gross fees net of its revenue share obligation. These non-GAAP measures assist management and the board of directors and may be helpful to investors in analyzing the Company's growth in its Spend and Clinical Resource Management segment given that administrative fees constitute a material portion of the Company's revenue and are paid to the Company by approximately 1,150 suppliers and other vendors contracted by its GPO, and that the Company's revenue share obligation constitutes a significant outlay to certain of its GPO clients.

The Company defines: EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization; and adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization and other non-recurring, non-cash or non-operating items. EBITDA and adjusted EBITDA are used by the Company to facilitate a comparison of its operating performance on a consistent basis from period to period and provides for a more complete understanding of factors and trends affecting our business. These measures assist management and the board of directors and may be useful to investors in comparing the Company's operating performance consistently over time as it removes the impact of its capital structure (primarily interest charges and amortization of debt issuance costs), asset base (primarily depreciation and amortization) and items outside the control of the management team (taxes), as well as other non-cash (purchase accounting adjustments and imputed rental income) and non-recurring items, from the Company’s operational results. Adjusted EBITDA also removes the impact of non-cash share-based compensation expense and certain acquisition-related charges. EBITDA and adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities.

The Company defines adjusted net income as earnings excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense and certain acquisition and integration-related expenses on a tax-adjusted basis and diluted adjusted EPS as earnings per share excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense and certain acquisition and integration-related expenses on a tax-adjusted basis. Adjusted net income and diluted adjusted EPS are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities. Use of this measure for this purpose allows management and the board of directors to analyze the Company’s operating performance on a consistent basis by removing the impact of certain non-cash and non-recurring items from our operations, and by rewarding organic growth and accretive business transactions. As a significant portion of senior management’s incentive based compensation has historically been based on the achievement of certain diluted adjusted EPS growth over time, investors may find such information useful.

The Company defines free cash flow as cash provided by operating activities less purchases of property, equipment and software and capitalized software development costs. Management believes free cash flow is an important measure because it represents the cash that the Company is able to generate after spending capital on infrastructure to maintain its business and investing in new and upgraded products and services to support future growth. Free cash flow is important because it allows the Company to pursue opportunities that are intended to enhance shareholder value, which could include debt reduction, share repurchases, partnerships, alliances and acquisitions, and/or dividend payments. The Company's definition of free cash flow does not consider non-discretionary cash payments, such as debt.

Contracted revenue is a forward-looking operating measure used by management and the board of directors to better understand revenue growth trends within the Company's business segments as it reflects the Company’s current estimate of contractually committed revenue to be generated under existing client contracts in the forward 12-month period. Such information may be useful to investors in their analysis of the Company's revenue growth trends. A reconciliation to the most directly comparable GAAP measure cannot be performed without unreasonable effort.

CONTACT:
MedAssets, Inc.
Robert Borchert, 678-248-8194
rborchert@medassets.com